Earnings Per Share	12 Months Ended
Dec. 31, 2011
Earnings Per Share [Abstract]
Earnings Per Share
EARNINGS PER UNIT

Basic earnings per unit for the Partnership's unit holders is calculated by dividing net income excluding amounts attributable to unvested restricted shares by the Partnership's weighted-average units outstanding during the period.  Diluted earnings per unit for the Partnership's unitholders is calculated by dividing net income excluding amounts attributable to unvested restricted shares by the Partnership's weighted-average units outstanding during the period including any dilutive unvested restricted shares.

Certain of Whitestone’s performance restricted common shares are considered participating securities which require the use of the two-class method for the computation of basic and diluted earnings per unit.

For the years ended December 31, 2011, 2010 and 2009 distributions of $213,000, $251,000 and $277,000, respectively, were made to the holders of certain restricted common shares, $196,000, $224,000 and $250,000 of which were charged against earnings, respectively.  See Note 13 for information related to restricted common shares under the 2008 Plan.

	Year Ended
	December 31,
	2011	2010	2009
(in thousands, except per unit data)
Numerator:
Income from continuing operations	$1,333	$1,575	$2,075
Dividends paid on unvested restricted shares	(17)	(27)	(27)
Undistributed earnings attributable to unvested restricted shares	—	—	—
Net income excluding amounts attributable to unvested restricted shares	$1,316	$1,548	$2,048

Denominator:
Weighted average number of units - basic	10,799	5,705	4,930
Effect of dilutive securities:
Unvested restricted shares	14	29	66
Weighted average number of units - dilutive	10,813	5,734	4,996

Earnings Per Unit:
Basic:
Net income excluding amounts attributable to unvested restricted shares	$0.12	$0.27	$0.42
Diluted:
Net income excluding amounts attributable to unvested restricted shares	$0.12	$0.27	$0.41